EXHIBIT 10


                      FORBEARANCE AGREEMENT

      THIS AGREEMENT (this "Agreement" or this "Forbearance Agreement") is made and entered into as of August 1, 1999 (the
"Effective   Date"),  by  and  among  TRISM,  INC.,  a   Delaware
corporation ("Trism"), TRISM SECURED TRANSPORTATION, INC., a Delaware corporation ("Trism Secured") TRI-STATE MOTOR TRANSIT CO., a Delaware corporation ("TSMT"), AERO BODY AND TRUCK EQUIPMENT, INC., a Delaware corporation ("Aero Body"), TRI- STATE TRANSPORTATION SERVICES, INC., a Missouri corporation ("Tri-
State"),    DIABLO    SYSTEMS    INCORPORATED    D/B/A/    DIABLO
TRANSPORTATION,   INC.,  a  California  corporation   ("Diablo"),
EMERALD  LEASING,  INC.,  a  Nevada  corporation  ("ELI"),  McGIL
SPECIAL SERVICES, INC.,a Delaware corporation ("McGil"), TRISM EASTERN, INC. D/B/A C.I. WHITTEN TRANSFER, a Delaware corporation ("CI Whitten"), TRISM HEAVY HAUL, INC., a Delaware corporation ("Heavy Haul"), TRISM SPECIALIZED CARRIERS, INC., a Georgia corporation ("Specialized"), TRISM SPECIAL SERVICES, INC., a Georgia corporation ("Special Services"), E.L. POWELL & SONS TRUCKING CO., INC., an Oklahoma corporation ("EL Powell"), TRISM TRANSPORT, INC., a Delaware corporation ("Transport"), TRISM
TRANSPORT   SERVICES,   INC.,  a  Utah  corporation   ("Transport
Services"), TRISM LOGISTICS, INC., a New Jersey corporation ("Logistics") (each of Trism, Trism Secured, TSMT, Aero Body, Tri-State, Diablo, ELI, McGil, CI Whitten, Heavy Haul, Specialized, Special Services, EL Powell, Transport, Transport Services and Logistics being a borrower under the Loan Agreement (as defined below) and each is herein referred to herein individually as a "Borrower" and are collectively referred to herein as the "Borrowers"), and each of TRISM MAINTENANCE SERVICES, INC., a Delaware corporation ("Maintenance"), EFB, INC., a Delaware corporation  ("EFB"), TRANSPORTATION RECOVERY  SYSTEMS,  INC.,  a
Delawae  corporation  ("Recovery"),  TRISM  EQUIPMENT,  INC.,   a
Delaware  corporation ("Equipment") and TRISM BENEFITS,  INC.,  a
Delaware  corporation  ("Benefits")(each  of  Maintenance,   EFB,
Recovery, Equipment and Benefits being a guarantor pursuant to that certain Guaranty, dated as of July 14, 1997 in favor of Agent (as herein defined) and each is herein referred to individually  as a "Guarantor" and are collectively  referred  to
herein   as   the   "Guarantors")  and  each  of  the   financial
institutions  party  to  the  Loan  Agreement  (each  is   herein
referred to individually as a "Lender" and are collectively referred to herein as the "Lenders") and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as Agent of the Lenders under the Loan Agreement (the "Agent").

                            RECITALS

      On July 14, 1997, Borrowers, Guarantors, Agent and Lenders entered into various documents evidencing financial arrangements between them, including but not limited to, a Loan and Security Agreement (as amended, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Loan Agreement), pursuant to which Lenders agreed to extend to Borrowers a senior secured revolving credit facility and term loan (collectively the "Credit Facility") in the respective aggregate amounts and on the terms and conditions set forth therein; and

      Trism is party to that certain Indenture, dated as of December 15, 1993, between Trism, as Issuer, U.S. Bank Trust National Association, formerly known as First Trust National Association, as Trustee (the "Trustee"), and certain of the Borrowers, as Guarantors, relating to the issuance of $100,000,000 of Trism's 10 3/4% Senior Subordinated Notes due 2000, as supplemented or amended from time to time (the "Subordinated Indenture"). On June 15, 1999, Trism failed to make a required payment of interest pursuant to the Subordinated Indenture. As of July 15, 1999, Trism has not made such interest payment and such failure constitutes an Event of Default under the Subordinated Indenture (the "Subordinated Indenture Default"). Pursuant to Section 12.1(e) of the Loan Agreement, the Subordinated Indenture Default constitutes an Event of Default under the Loan Agreement (the "Existing Default").

      By reason of the Existing Default, Agent, on behalf of the Lenders, is authorized to exercise all remedies available to it under the Loan Documents, including, but not limited to, the right to repossess and foreclose upon the Collateral. Despite the Existing Default, Borrowers desire that Agent and Lenders (a) forbear from exercising remedies of suit, repossession and foreclosure otherwise available to Agent, on behalf of the Lenders, under the Loan Documents in order to afford Borrowers an opportunity to prepare and implement a proposed restructuring plan, and (b) continue to make available the Credit Facility to Borrowers and make other concessions, as set forth herein.

      Agent and Lenders are willing to continue to conditionally forbear from pursuing certain remedies in connection with the Existing Default, continue to make available to Borrowers the Credit Facility, as modified herein, and make other concessions to the Borrowers (collectively the "Borrower Benefits"), on the terms and conditions contained herein, each of which, individually and in the aggregate, and including the performance thereof by Borrowers, constitute the consideration to the Agent and Lenders for entering into this Forbearance Agreement, and in the absence of any of which Agent would not have entered into this Forbearance Agreement or otherwise extended to Borrowers the Borrower Benefits.

     Borrowers and Guarantors each acknowledge and agree that the Borrower Benefits hereunder are of immediate and material benefit, financial and otherwise, to such Borrowers and Guarantors, and that neither Agent nor Lenders was or is under any obligation to extend to Borrowers or Guarantors the Borrower Benefits provided hereunder.

      NOW, THEREFORE, in consideration of the premises, which are
made  a  part  of  this Forbearance Agreement,   and  the  mutual
covenants herein contained, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

  1. Acknowledgments by Borrowers and Guarantors. Each Borrower and Guarantor hereby acknowledges and agrees that (a) as of the close of business on July 15, 1999, the outstanding aggregate respective principal balances of (i) the Revolving Credit Loans totaled $ 7,573,420.95, (ii) outstanding Letters of Credit totaled $12,138,127.00 and (iii) the Term Loan totaled $2,521,833.35, in each case exclusive of accrued interest, costs and attorney's fees chargeable to Borrowers under the Loan
Documents; (b) the Subordinated Indenture Default and the Existing Default have occurred by reason of the matters set forth hereinabove in the second paragraph of the Recitals (c) the Subordinated Indenture Default and the Existing Default are continuing and have not been cured by Borrowers or waived, released, extinguished or compromised by Agent , Lenders or the Trustee, as the case may be; and (d) as a result of the Existing Default, all of the Secured Obligations under the Loan Documents, at the election of the Required Lenders, are absolutely and immediately due and owing by Borrowers without any defense, deduction, setoff or counterclaim and Agent, on behalf of the Lenders, has full legal right to exercise any and all of its rights and remedies under the Loan Documents or otherwise available at law and in equity. Notwithstanding the agreement of Agent and Lenders herein to consider, in their sole and absolute discretion, Borrowers' requests for additional Revolving Credit Loans, in no event shall the honoring of any such request be deemed a waiver of the Existing Default or any other Default or Event of Default. Neither this Agreement, any forbearance hereunder, nor the continued making of Revolving Credit Loans to Borrowers in accordance with this Forbearance Agreement, the Loan Agreement (as modified herein) and the Loan Documents shall be deemed a waiver of or consent to the Existing Default or any Default or Event of Default arising hereafter under this Agreement or the Loan Documents and Borrowers agree that the Existing Default shall not be deemed to have been waived, released, extinguished, compromised or cured by virtue of such Revolving Credit Loans, the agreement to forbear or the execution or performance of this Forbearance Agreement.

     1. Forbearance. Subject to compliance by Borrowers and Guarantors of each of the Forbearance Conditions (as defined below), during the period commencing on the date hereof and ending on the earlier to occur of (a) September 30, 1999, or (b) the occurrence of an Event of Default specified in Sections 12.1(g) or 12.1(h) of the Loan Agreement, immediately and without notice, or (c) the date that any default with respect to, or other failure of, the Forbearance Conditions as defined in and set forth in Section 3 hereof occurs (the "Forbearance Period"), Agent and Lenders agree that they will not, but only by reason of the Existing Default:

        1)   exercise any remedy available to them under the Loan
Documents or under any applicable law to enforce collection from Borrowers of any Secured Obligations or foreclose upon their security interest(s) in any of the Collateral; or

        1)   institute suit against Borrowers or Guarantors.

Notwithstanding anything to the contrary contained in this Agreement, the agreement of Agent and Lenders in this Section 2 does not, and shall not be deemed to, prevent Agent or Lenders from exercising any other remedy or power available to such parties, including, without limitation, the right to deliver any notices under or with respect to the Subordinated Indenture.

1. Conditions to Forbearance. Each of the following conditions shall constitute a forbearance condition ("Forbearance Condition"), the continuing satisfaction of each and every one of which shall be a continuing condition to the agreement of Agent and Lenders to forbear as set forth above in Section 2:

1) Except with respect to Section 12.1(e) of the Loan Agreement as it relates solely to the Existing Default (but not including any subsequent Defaults or Events of Default irrespective of whether the same are the same as or similar to any of the Existing Default), Borrowers and Guarantors shall duly observe and perform each and every obligation and covenant on their respective parts to be performed under the Loan Documents, this Agreement and any agreement, instrument or document executed in connection with this Agreement including, without limitation, Borrowers' obligations to pay to Agent, on behalf of the Lenders, all installments of principal, interest, fees (including without limitation any and all applicable fees set forth in Section 4.2 of the Loan Agreement), charges, and expenses, as and when the same are due and payable (whether due at stated maturity, upon acceleration or otherwise); and

    1) No Default or Event of Default shall exist or shall have occurred under any of the terms, conditions, provisions or covenants of the Loan Documents or this Agreement except the Existing Default; and

    1)  No Materially Adverse Effect (except for the Subordinated
Indenture Default and the Existing Default) shall occur; and

    1) The representations and warranties contained in this Agreement and any agreement, instrument or document executed in connection herewith or pursuant hereto shall be true and correct as of the date of this Agreement and shall continue to be true and correct at all times hereafter (except to the extent that any such representation or warranty, by its express terms, relates to a prior specific date or period); and

    1) Borrowers shall execute such other and further documents and instruments as Agent may reasonably request to effect the express provisions of this Agreement; and

      (f) Not later than August 20, 1999 (with respect to the Fiscal Month and Fiscal Year-to-date ended July 31, 1999 as to subparagraph (i) and as to all matters specified in subparagraph
(ii) hereunder) and monthly thereafter (not later than the 20th day following the end of each subsequent Fiscal Month), Trism shall deliver to Agent (i) the Consolidated Balance Sheet and Consolidating Balance Sheets of the Borrowers and the Guarantors as at the end of the immediately preceding Fiscal Month and the related unaudited income statement for the Borrowers and the Guarantors for such Fiscal Month and for the portion of the Fiscal Year through such Fiscal Month, together with consolidating statements for the Borrowers and the Guarantors, in each case setting forth in comparative form the figures for the previous Fiscal Year (including, without limitation, a comparison to the projected budget figures for the previous Fiscal Year), certified by the Financial Officer of the Borrowers and the Guarantors to the best of his knowledge as presenting fairly the financial condition and results of operations of the Borrowers and the Guarantors as at the date thereof and for the periods ended on such date, subject to normal year end adjustments, and
(ii) forecasted monthly financial statements prepared by the Operating Companies on a consolidated basis, consisting of monthly consolidated balance sheets, cash flow statements and income statements of the Operating Companies, reflecting projected borrowings and Borrowing Base Availability hereunder and setting forth the assumptions on which such forecasted financial statements were prepared, covering the periods commencing (x) July 1, 1999 through December 31, 1999 and (y) January 1, 2000 through December 31, 2000, certified by the Financial Officer of the Borrowers and the Guarantors to the best of his knowledge as presenting fairly the projected financial condition and results of operations of the Borrowers and the Guarantors based upon the best business judgment of management of the Borrowers and Guarantors.

      (g) Upon execution of this Agreement, Borrowers shall pay to Agent the Forbearance Fee (as hereinafter defined) and thereafter shall pay on demand the Expenses (as hereinafter defined).


In the event that any one or more of the Forbearance Conditions described above is not satisfied, Agent may forthwith, and without the necessity of any notice (except as may be required under the Loan Agreement or applicable law, if any), exercise any and all remedies available to it under any of the Loan Documents or available under applicable law or in equity.

     1.   Modifications to Loan Agreement.  The Loan Agreement is
hereby  modified  and  amended by  adding  a  new  Section  11.16 thereto, to read in its entirety as follows:

     " SECTION 11.16 Minimum Excess Availability. Notwithstanding anything to the contrary set forth in this Agreement, permit at any time during the "Forbearance Period", as that term is defined in that certain Forbearance Agreement entered into among Borrowers, Agent and Lenders as of August 1, 1999, as the same may be amended from time to time, Borrowing Base Availability to be less than $5,000,000."

1. Payment of the Secured Obligations: For so long as each of the Forbearance Conditions is satisfied, the Secured Obligations shall be payable by Borrowers in accordance with the provisions of the Loan Documents, as amended hereby, applicable as though no Default or Event of Default had occurred. From and after the date on which any of the Forbearance Conditions shall cease to be satisfied, the Secured Obligations, at the election of the Required Lenders, may be collected by whatever means are authorized by the Loan Documents and by applicable law.

     1. Effect and Construction of Forbearance: Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Forbearance Agreement shall not be construed to: (a) impair the validity, perfection or priority of any lien or security interest securing the Secured Obligations; (b) waive or impair any rights, powers or remedies of Agent or Lenders under the Loan Agreement and the other Loan Documents upon termination of the Forbearance Period, with respect to the Existing Default or otherwise; (c) constitute an agreement by Agent or Lenders or require Agent or Lenders to extend the Forbearance Period or grant additional forbearance periods or extend the term of the Loan Agreement or the time for payment of any of the Secured Obligations; (d) require Agent or Lenders to make any Revolving Credit Loans or other extensions of credit to Borrowers other than in Agent's or Lender's sole and absolute discretion or after termination of the Forbearance Period; or (e) constitute a waiver of any right of Agent or Lenders to insist on strict compliance by Borrowers with each and every term, condition and covenant of this Agreement and the Loan Documents. This Forbearance Agreement does not constitute an amendment to the Loan Agreement, but rather, constitutes a temporary supplement thereto. The terms and provisions of the Loan Agreement and the other Loan Documents are expressly incorporated by reference herein except to the extent such terms and provisions conflict with the terms and provisions of this Forbearance Agreement, in which case, during the Forbearance Period, but not otherwise the terms of this Forbearance Agreement shall control.

 1. No Course of Dealing or Performance: Each of Borrowers and Guarantors acknowledges and agrees that the agreement of Agent and Lenders to forbear from exercising their rights and remedies under the Loan Documents with respect to the Existing Default pursuant to and as reflected in this Forbearance Agreement, does not and shall not create (nor shall Borrowers or Guarantors rely upon the existence of or claim or assert that there exists) any obligation of Agent or Lenders to consider or agree to any waiver or any further forbearance and, in the event that Agent or Lenders subsequently agrees to consider any waiver or any further forbearance, neither the existence of any prior forbearance, nor this Agreement, nor any other conduct of the Agent or Lenders, or any of them, shall be of any force or effect on consideration or decision with respect to any such requested waiver or forbearance, and neither Agent nor any Lender shall have any obligation whatsoever to consider or agree to further forbear or to waive any other Default or Event of Default. In addition, neither (i) the execution and delivery of this Forbearance Agreement, (ii) the actions of Agent or Lenders in obtaining or analyzing any information from Borrowers, whether or not related to consideration of any waiver, modification, forbearance or alteration of the Loan Agreement, any Default or Event of Default thereunder, or otherwise, including, without limitation, any discussions or negotiations (heretofore or, if any, hereafter) between Agent or Lenders and Borrowers or Guarantors regarding any potential waiver, modification, forbearance or amendment related to the Loan Agreement, (iii) any failure of Agent or Lenders to exercise any of their rights under, pursuant or with respect to the Loan Agreement, nor (iv) any action, inaction, waiver, forbearance, amendment or other modification of or with respect to the Loan Agreement, shall, unless evidenced by a written agreement (and then only to the extent provided by the express provisions thereof):

           (a) Constitute a waiver by Agent or Lender of, or, except to the extent expressly provided herein, an agreement by Agent or Lender to forebear from the exercise of remedies with respect to, any Default or Event of Default under the Loan Agreement;

           (b) Constitute a waiver by or estoppel of Agent or Lender as to the satisfaction or lack of satisfaction of any covenant, term or condition set forth in the Loan Agreement;
     or

           (c) Constitute an amendment to or modification of, or an agreement on the part of Agent or Lender to enter into any amendment to or modification of, or an agreement to negotiate or continue to negotiate with respect to, the Loan Agreement.

     1. Fees and Expenses. In consideration for Agent approving and entering into this Forbearance Agreement:

        1) Borrowers shall pay to Agent, for the benefit of the Lenders, a fee of $5,000 (the "Forbearance Fee") due and payable upon the execution of this Agreement which fee shall be fully earned by Agent and Lenders when paid and shall not be subject to refund or rebate.

  2) Borrowers agree to pay on demand all costs and expenses of Agent or Lenders in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents and any other transactions contemplated hereby, as well as advice and consultation in connection with the rights of Agent or Lenders, Borrowers' performance, prospects and compliance herewith and with the Loan Agreement, as amended, and the alternatives available to Agent or Lenders, including, without limitation, the fees and out-of-pocket expenses of legal counsel to Agent and Lenders (collectively, the "Expenses").

  1) Borrowers hereby authorize Agent to charge the Borrowers' loan account immediately upon the execution and delivery hereof for the Forbearance Fee, and from time to time for the Expenses, which charges shall constitute Revolving Credit Loans under the Loan Agreement; provided, however, that the fees of counsel to Agent for preparation and negotiation of this Agreement shall not exceed $5,000.

     1. Representations, Warranties and Covenants of Borrowers. To induce Agent and Lenders to enter into this Agreement:

    1) Each Borrower and Guarantor hereby represents, warrants and covenants to Agent and Lenders that,

          1) as of the date hereof, and after giving effect to the terms hereof, except for the Existing Default, there exists no Default or Event of Default under this Agreement, the Loan Agreement or any of the other Loan Documents,

          1) each representation and warranty made or deemed to be made in this Agreement is true and correct on and as of the date of this Agreement (except to the extent that any such representation or warranty relates to a prior specific date or period),

          1) each Borrower and Guarantor have the power and is duly authorized to enter into, deliver and perform this Agreement, and

          1) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

          1) Each Borrower and Guarantor acknowledges and agrees that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of any Borrower or Guarantor against Agent or any Lender exists arising out of or with respect to, (i) the forbearance hereunder or any of the Secured Obligations, (ii) this Agreement, the Loan Agreement or any of the other Loan Documents, (iii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or
          (iv) the administration or funding of any of the Loans, the Secured Obligations or any Letter of Credit, and each Borrower and Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against Agent or any Lender.

               1. Release of Claims and Covenant Not to Sue. As a material inducement to Agent and Lenders to enter into this Forbearance Agreement, to continue to make Revolving Credit Loans available and to grant additional concessions to Borrowers reflected herein, all in accordance with and subject to the terms and conditions of this Forbearance Agreement and the Loan Agreement, and all of which are to the direct advantage and benefit of each Borrower and Guarantor, the Borrowers and the Guarantors, for themselves and their respective successors and assigns, (a) do hereby remise, release, acquit, satisfy and forever discharge
          Agent and each Lender, and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns of Agent and each Lender, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown, which any Borrower or Guarantor now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Forbearance Agreement, including specifically, but without limitation, matters arising out of, in connection with or relating to (i) the Secured Obligations, including, but not limited to, the administration or funding thereof, (ii) the Loan Documents or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between the Borrowers or the Guarantors and Agent or any Lender or any subsidiary or affiliate of such parties; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Agent or any Lender or any subsidiaries or affiliates of such parties, or any of their respective past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action, provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Agreement with respect to acts, occurrences or events after the date of this Agreement.

               1. Additional Acknowledgments. Each Borrower and Guarantor expressly acknowledges and agrees that the waivers, estoppels and releases in favor of Agent and each Lender contained in this Agreement shall not be construed as an admission of any wrongdoing, liability or culpability on the part of Agent or any such Lender, or as an admission by Agent or any such Lender of the existence of any claims by any Borrower or Guarantor against Agent or any such Lender. Each Borrower and the Guarantor further acknowledges and agrees that, to the extent that any such claims exist, they are of a speculative nature so as to be incapable of objective valuation and that, to the extent that any such claims may exist and may have value, such value would constitute primarily "nuisance" value or "leverage" value in adversarial proceedings between any Borrower or Guarantor and Agent or any such Lender. In any event, each Borrower and Guarantor acknowledges and agrees that the value to such Borrower or Guarantor of the covenants and agreements on the part of Agent and each Lender contained in this Agreement substantially and materially exceeds any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by such Borrower or Guarantor hereunder.

          1. Further Assurances. Borrowers and Guarantors agree to take such further action as Agent shall reasonably request in connection herewith to evidence the agreement herein contained.

          1. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

          1. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

          1. Counsel and Advisors. Each Borrower and Guarantor acknowledges that it has consulted with counsel and with such other expert advisors as it deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed more strongly against the party causing this Agreement or any part hereof to be drafted.

          1. Relationship of Parties. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship between Borrowers, Agent and Lenders, nor the relationship of each Guarantor as a Guarantor of the Borrowers' obligations to Agent and Lenders. This Agreement is not intended, nor shall it be construed to create, a partnership or joint venture relationship between any of the parties hereto.

          1. Modification of Agreement. This Agreement may not be modified, altered or amended except by agreement in writing signed by all of the parties hereto.

          1. Entire Agreement. This Agreement, together with the Loan Documents, embodies the entire understanding and agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written.

          1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, excluding laws and decisions related to conflicts of laws.

          1. No Novation, Etc. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, nor an election of remedies by Agent or any Lender, and, except as otherwise expressly stated herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, as supplement hereby if applicable. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

          1. Matters Regarding Guarantors. Each Guarantor acknowledges and agrees that neither the execution, delivery or performance of this Forbearance Agreement, nor any action taken in reliance hereon or to effect this Forbearance Agreement shall have any affect on or constitute a release, novation, satisfaction or any modification of the obligations of the Guarantors to Agent or the Lenders, all of which shall remain in full force and effect in accordance with the written provisions thereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                                        AGENT:

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By:
                                   Name:
                                   Title:

                                        LENDERS:

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By:
                                   Name:
                                   Title:

                              FLEET CAPITAL CORPORATION


                                   By:
                                   Name:
                                   Title:

                              FINOVA CAPITAL CORPORATION


                                   By:
                                   Name:
                                   Title:

                                        BORROWERS:

                              TRISM, INC.


                                   By:
                                   Name:
                                   Title:


                              TRISM SECURED TRANSPORTATION, INC.


                                   By:
                                   Name:
                                   Title:



                              TRI-STATE MOTOR TRANSIT CO.


                                   By:
                                   Name:
                                   Title:

                              AERO BODY AND TRUCK EQUIPMENT, INC.


                                   By:
                                   Name:
                                   Title:

                              TRI-STATE  TRANSPORTATION SERVICES, INC.


                                   By:
                                   Name:
                                   Title:

                              DIABLO  SYSTEMS INCORPORATED D/B/A/
                              DIABLO TRANSPORTATION, INC.


                                   By:
                                   Name:
                                   Title:

                              EMERALD LEASING, INC.


                                   By:
                                   Name:
                                   Title:

                              McGIL SPECIAL SERVICES, INC.


                                   By:
                                   Name:
                                   Title:


                              TRISM  EASTERN,  INC.
                              D/B/A   C.I. WHITTEN TRANSFER


                                   By:
                                   Name:
                                   Title:

                              TRISM HEAVY HAUL, INC.


                                   By:
                                   Name:
                                   Title:

                              TRISM SPECIALIZED CARRIERS, INC.


                                   By:
                                   Name:
                                   Title:


                              TRISM SPECIAL SERVICES, INC.


                                   By:
                                   Name:
                                   Title:

                              E.L. POWELL & SONS TRUCKING CO., INC.


                                   By:
                                   Name:
                                   Title:



                              TRISM TRANSPORT, INC.


                                   By:
                                   Name:
                                   Title:


                              TRISM TRANSPORT SERVICES, INC.


                                   By:
                                   Name:
                                   Title:

                              TRISM LOGISTICS, INC.


                                   By:
                                   Name:
                                   Title:

                                        GUARANTORS:

                              TRISM MAINTENANCE SERVICES, INC.


                                   By:
                                   Name:
                                   Title:


                              EFB, INC.


                                   By:
                                   Name:
                                   Title:

                              TRANSPORTATION RECOVERY SYSTEMS, INC.


                                   By:
                                   Name:
                                   Title:

                              TRISM EQUIPMENT, INC.


                                   By:
                                   Name:
                                   Title:


                              TRISM BENEFITS, INC.


                                   By:
                                   Name:
                                   Title: